Exhibit 10.20

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND UNDER ANY SUCH APPLICABLE STATE LAWS, PROVIDED SUCH OPINION REQUIREMENT WILL BE WAIVED IN THE REASONABLE DISCRETION OF THE COMPANY.

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT (THE “SECURITIES”) ARE BEING OFFERED AND SOLD TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATIONS UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”)) AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY STATE SECURITIES LAWS IN RELIANCE UPON REGULATIONS PROMULGATED UNDER THE SECURITIES ACT.

SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE SECURITIES ACT AND QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED. HEDGING TRANSACTIONS WITH REGARD TO THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

IN CANADA, UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS WARRANT AND SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT MUST NOT TRADE SUCH SECURITY BEFORE THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE LATER OF (I)                     , 20    , AND (II) THE DATE THE COMPANY BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.

TARGANTA THERAPEUTICS CORPORATION

Warrant to Subscribe for Common Stock by Non-US Person

                    , 20

1.	Certification

THIS CERTIFIES THAT, for value received, [Name of Holder] (together with any permitted transferees or assignees, herein referred to as the “Holder”) is entitled to subscribe for and purchase up to [                    ] fully paid and non-assessable shares of Common Stock (as hereinafter defined) (as adjusted or changed pursuant to the provisions hereof, the “Warrant Shares”) of Targanta Therapeutics Corporation (the “Company”), a corporation incorporated under the laws of Delaware and having an office at 222 Third Avenue, Suite 2300, Cambridge, Massachusetts 02142, at a price per share of US$10.45157 (as adjusted pursuant to the provisions hereof, the “Exercise Price”), subject to the provisions and upon the terms and conditions hereinafter set forth.

2.	Definitions

As used herein:

(a)	“Business Day” means any day except Saturday, Sunday or any statutory or civic holiday in the State of New York;

(b)	“Certificate of Incorporation” means the Company’s certificate of incorporation, as amended or restated from time to time.

(c)	“Common Stock” means the common stock, par value US$0.0001 per share, in the capital of the Company, as constituted from time to time;

(d)	“Convertible Security” means a security convertible into or exchangeable, directly or indirectly, for any share of Common Stock;

(e)	“Market Price” per share of Common Stock shall mean:

(i)	if the Special Distribution is in connection with a Qualified Public Offering, then the initial per share price to the public specified in the final prospectus with respect to such offering; or

(ii)	if the Special Distribution is not in connection with a Qualified Public Offering, then as follows:

A.	if the Common Stock is traded on a Qualified Exchange, the Market Price shall be the volume weighted average sale price of the Common Stock on such exchange on the last 20 consecutive trading days (or all such trading days such Common Stock has been traded if fewer than 20 trading days) immediately preceding the record date of the Special Distribution; or

B.	if the Common Stock is not so traded, the Market Price shall be the price per share which the Company could obtain from a willing buyer for shares sold by the Company from authorized but unissued shares, and such price shall be determined by the board of directors of the Company acting in good faith;

(f)	“Permitted Transferee” means any transferee permitted by Section 5.2 of the Principal Shareholders Agreement;

(g)	“Principal Shareholders Agreement” means the Amended and Restated Agreement Among Principal Shareholders, dated as of , 20 , by and among the Company, Targanta Québec, Targanta Ontario and certain of their stockholders, as amended from time to time.

(h)	“Qualified Exchange” means the NASDAQ Global Market or such other recognized stock exchange acceptable to the Company; and

(i)	“Qualified Public Offering” has the meaning ascribed thereto in the Certificate of Incorporation.

(j)	“Shareholders Agreements” means the Principal Shareholders Agreement and the Unanimous Shareholders Agreement.

(k)	“Targanta Québec” means Targanta Therapeutics Inc., a corporation organized under the Canada Business Corporations Act.

(l)	“Targanta Ontario” means Targanta Therapeutics (Ontario) Inc, a corporation organized under the Canada Business Corporations Act.

(m)	“Unanimous Shareholders Agreement” means the Amended and Restated Unanimous Shareholders Agreement, dated as of , 20 , by and among the Company, Targanta Québec, Targanta Ontario and all of their stockholders, as amended from time to time.

3.	Exercise Period

Subject to the terms and conditions set forth herein, this Warrant may be exercised, in whole or in part, by the Holder at any time after the date hereof and prior to the earlier of (a) the fifth anniversary of the consummation of a Qualified Public Offering and (b) the seventh anniversary of the date hereof (the “Exercise Period”).

4.	Transferability

This Warrant is transferable in whole or in part by the Holder, in person or by its duly authorized attorney to a Permitted Transferee of the Holder upon surrender at the registered office of the Company of this Warrant together with a duly executed form of assignment acceptable to the Company, acting reasonably. Upon surrender of this Warrant to the Company in proper form for transfer, as required hereby and provided that the other terms and conditions set forth in Section 5.2 of the Principal Shareholders Agreement have been fulfilled, the Company shall issue a new Warrant or certificates in the same form and of like tenor as this Warrant representing the right to subscribe for and purchase, in the aggregate, the number of Warrant Shares that may be subscribed for and purchased hereunder and, individually, the number of Warrant Shares the right to purchase which has been so transferred to each transferee and which has been retained by the transferor, if any. A transfer of this Warrant will be deemed not to have been completed until the Permitted Transferee shall have entered into an agreement agreeing to be bound by the Principal Shareholders Agreement, if applicable, and the Unanimous Shareholders Agreement.

5.	Exercise of Warrant

Subject to the terms and conditions set forth herein, this Warrant may be exercised at any time, in whole or in part, by the Holder during the Exercise Period by:

(a)	The presentation and surrender of this Warrant to the Company at its principal office, with either:

(i)	a duly executed subscription form in the form annexed hereto as Schedule A and payment to the account of the Company, by cash, wire transfer of immediately available funds, certified check or any other means approved by the Company of the aggregate Exercise Price; or

(ii)	a duly executed redemption notice in the form annexed hereto as Schedule B stating that the Holder elects to receive, without the payment by the Holder of any additional consideration, fully paid and nonassessable shares equal to the value of this Warrant or any portion hereof computed using the following formula:

X = Y (A-B)

        A

where	X =	the number of shares to be issued to the Holder pursuant to this Section 5(a)(ii).

	Y =	the number of shares covered by this Warrant in respect of which the net issue election is made pursuant to this Section 5(a)(ii).

	A =	the Market Price, as at the time the net issue election is made pursuant to this Section 5(a)(ii).

	B =	the Exercise Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 5(a)(ii).

(b)	Upon receipt by the Company of this Warrant and (a) an executed subscription form together with proper payment of such Exercise Price as aforesaid or (b) an executed redemption notice pursuant to Section 5(a)(ii) hereof, the Company agrees that the Warrant Shares shall be deemed to be issued to the Holder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and, in the case of an exercise pursuant to Section 5(a)(i) above, payment made for the Warrant Shares, as aforesaid (the “Exercise Date”). In the event of any exercise of the rights represented by this Warrant, certificates for the Warrant Shares so purchased shall be delivered to the Holder as soon as practicable, but not later than five Business Days after exercise. In the event that the Holder subscribes for and purchases or redeems less than the full number of Warrant Shares entitled to be subscribed for and purchased or redeemed under this Warrant prior to the end of the Exercise Period, the Company shall issue a new warrant certificate to the Holder, at no charge, in the same form as this Warrant with appropriate changes as to the number of Warrant Shares that the holder thereof is entitled to subscribe for and purchase or redeem thereunder.

6.	Limitation of Rights

Nothing contained in this Warrant shall be construed as conferring upon the Holder any right or interest whatsoever as a holder of Warrant Shares or any other right or interest except as herein expressly provided.

7.	Adjustments

(a)	In case of any reclassification of the Common Stock or change of the Common Stock into other shares, or, in case of the consolidation, merger, reorganization or amalgamation of the Company with or into any other corporation or entity that results in any reclassification of the Common Stock or a change of the Common Stock into other shares, or in case of any transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another person (any such event being hereinafter referred to as a “Reclassification of Common Stock” and any other corporation or entity or person referred to above being hereinafter referred to as a “Successor Company”), at any time prior to the expiry of the Exercise Period, the Holder shall, after the effective date of such Reclassification of Common Stock, be entitled to receive, and shall accept, in lieu of the number of Warrant Shares to which the Holder was theretofore entitled upon such exercise, the kind and amount of shares and other securities or property that the Holder would have been entitled to receive as a result of such Reclassification of Common Stock if, on the effective date thereof, the Holder had been the registered holder of the number of Warrant Shares to which the Holder was theretofore entitled upon such exercise. The Company shall ensure that the Successor Company enters into an agreement with the Holder confirming the Holder’s rights pursuant to this Section 7(a) and providing for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 7.

(b)	If and whenever at any time prior to the expiry of the Exercise Period the Company shall:

(i)	subdivide or redivide the outstanding Common Stock into a greater number of shares;

(ii)	reduce, combine or consolidate the outstanding Common Stock into a lesser number of shares; or

(iii)	issue Common Stock or Convertible Securities to the holders of all or substantially all of the outstanding Common Stock by way of a stock dividend or other distribution on the Common Stock payable in Common Stock or Convertible Securities;

(any such event being hereinafter referred to as a “Capital Reorganization”) and any such event results in an adjustment in the Exercise Price pursuant to Section 7(c), or if there is a Special Distribution and such Special Distribution results in an adjustment in the Exercise Price pursuant to Section 7(d), the number of Warrant Shares purchasable pursuant to this Warrant shall be adjusted upwards or downwards, as the case may be, contemporaneously with the adjustment of the Exercise Price by multiplying the number of Warrant Shares theretofore purchasable on the exercise hereof by a fraction the numerator of which shall be the Exercise Price in effect immediately prior to such adjustment and the denominator of which shall be the Exercise Price resulting from such adjustment.

(c)	If and whenever at any time prior to the expiry of the Exercise Period, the Company shall engage in a Capital Reorganization, the Exercise Price shall, in the case of a subdivision, redivision, reduction, combination or consolidation, on the relevant effective date, or in the case of a stock dividend, on the record date, be adjusted by multiplying the Exercise Price in effect on such effective date or record date by a fraction:

A.	the numerator of which shall be the number of shares of Common Stock outstanding before giving effect to such Capital Reorganization; and

B.	the denominator of which is the number of shares of Common Stock outstanding after giving effect to such Capital Reorganization including after giving effect to the deemed conversion into or exchange for shares of Common Stock of any Convertible Securities distributed by way of stock dividend or other such distribution referred to above.

Such adjustment shall be made successively whenever any event referred to in this Section 7(c) shall occur. Any such issue of shares of Common Stock by way of a stock dividend shall be deemed to have been made on the record date fixed for such stock dividend for the purpose of calculating the number of outstanding shares of Common Stock.

(d)	Other than in connection with a Capital Reorganization, if and whenever at any time prior to the expiry of the Exercise Period, the Company shall fix a record date for the distribution to all or substantially all the holders of shares of Common Stock of:

(i)	shares of any class, whether of the Company or any other corporation:

(ii)	rights, options or warrants;

(iii)	evidences of indebtedness; or

(iv)	other assets or property (excluding cash dividends paid to the holders of Common Stock in accordance with the Certificate of Incorporation);

(any such event being hereinafter referred to as a “Special Distribution”), the Exercise Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Exercise Price in effect on such record date by a fraction:

(v)	the numerator of which shall be:

A.	the amount obtained by multiplying the number of shares of Common Stock outstanding on such record date by the Market Price on such record date; minus

B.	the fair market value as determined by resolution of the board of directors of the Company, subject to the prior consent of any stock exchange or market upon which the shares of Common Stock are listed and posted for trading or quoted on (each, an “Exchange”), if required, of such Special Distribution to the holders of such shares of Common Stock; and

(vi)	the denominator of which shall be the total number of shares of Common Stock outstanding on such record date multiplied by such Market Price on such record date.

Such adjustment shall be made successively whenever such a record date is fixed. To the extent that such Special Distribution is not so made or any such rights, options or warrants are not exercised prior to the expiration thereof, the Exercise Price shall then be readjusted to the Exercise Price that would then be in effect if such record date had not been fixed or if such expired rights, options or warrants had not been issued.

(e)	In any case in which this Section 7 shall require that an adjustment shall become effective immediately after a record date for an event referred to herein, the Company may defer, until the occurrence of such event, issuing to the Holder, upon the exercise of this Warrant after such record date and before the occurrence of such event, the additional Warrant Shares issuable upon such exercise by reason of the adjustment required by such event, provided, however, that the Company shall deliver to the Holder an appropriate instrument evidencing the Holder’s right to receive such additional Warrant Shares upon the occurrence of the event requiring such adjustment and the right to receive any distributions made on such additional Warrant Shares on and after such exercise.

(f)	The adjustments provided for in this Section 7 are cumulative and shall, in the case of adjustments to the Exercise Price, be computed to the nearest one-tenth of one cent and shall apply (without duplication) to successive Reclassifications of Common Stock, Capital Reorganizations and Special Distributions, provided that, notwithstanding any other provision of this Section 7, no adjustment of the Exercise Price shall be required unless such adjustment would require a decrease or increase of at least 1% of the Exercise Price then in effect (provided, however, that any adjustments that by reason of this paragraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment).

(g)	No adjustment in the number of Warrant Shares that may be purchased upon exercise of this Warrant or in the Exercise Price shall be made pursuant to this Warrant if the Holder is entitled to participate in such event on the same terms mutatis mutandis as if the Holder had exercised this Warrant for Warrant Shares prior to the effective date or record date of such event, such participation subject to the prior consent of any stock exchange, if required.

(h)	As a condition precedent to the taking of any action that would require an adjustment in the subscription rights pursuant to this Warrant, including the Exercise Price and the number of classes of shares or other securities or property that are to be received upon the exercise thereof, the Company shall take any corporate action that may, in the opinion of counsel, be necessary in order that the Company has unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the shares of such classes or other securities or may validly and legally distribute the property that the Holder is entitled to receive on the full exercise thereof in accordance with the provisions hereof.

(i)	At least 14 days prior to the effective date or record date, as the case may be, of any event that requires an adjustment in the subscription rights pursuant to this Warrant, including the Exercise Price and the number and classes of shares or other securities or property that are to be received upon the exercise thereof, the Company shall give notice to the Holder of the particulars of such event and the required adjustment.

(j)	If any event occurs in respect of which the foregoing provisions of this Section 7 may not be applicable but that could have an effect on the Common Stock or the purchase rights applicable to this Warrant, then the board of directors of the Company shall make such adjustments as are necessary in accordance with the essential intent and principles of such provisions, as shall be reasonably necessary, in the good faith opinion of such board of directors of the Company, to protect the purchase rights of this Warrant.

8.	Fractional Shares

The Company shall not be required to issue fractional Warrant Shares upon the exercise of this Warrant. If any fractional interest in a Warrant Share would, except for the provisions of this Section, be deliverable upon the exercise of this Warrant, the Company shall, in lieu of delivering any certificate for such fractional interest, satisfy such fractional interest by delivering to the Holder a certificate representing one Warrant Share or an amount in readily available funds equal to the fair value (as determined in good faith by the board of directors of the Company) of such fractional interest.

9.	Covenants of Company

Prior to the expiry of the Exercise Period:

(a)	The Company shall at all times reserve and keep available free from pre-emptive rights, out of the aggregate of its authorized but unissued Common Stock, for the purpose of enabling it to satisfy any obligation to issue shares of Common Stock upon exercise of this Warrant, the full number of shares of Common Stock deliverable upon the exercise thereof. The Company covenants that all Warrant Shares that may be issued upon exercise of this Warrant and payment therefor will, upon issue, be fully paid and non-assessable.

(b)	Subject to applicable laws, the Company shall from time to time take all action that may be necessary to obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities and shall make all securities acts filings under United States or Canadian federal, state or provincial laws, which may be or become requisite in connection with the issuance and exercise of this Warrant.

(c)	Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnification satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

10.	Enforcement of Rights

All or any of the rights conferred upon the Holder hereunder may be enforced by such Holder by appropriate legal proceedings.

11.	Representations and Covenants of Holder

The Holder hereby represents, covenants and agrees as follows:

(a)	to abide by and comply with all legal and policy requirements of any governmental body, securities regulatory authority or stock exchange, applicable to any offer, sale, trade, transfer or assignment of this Warrant and/or any of the Warrant Shares issued upon the exercise of this Warrant, whether in whole or in part;

(b)	not to offer, trade, sell, assign or otherwise transfer this Warrant nor any of the Warrant Shares into which this Warrant may be exercised other than in accordance with the provisions of this Warrant;

(c)	to abide by and comply with the terms of the Unanimous Shareholders Agreement and, if applicable, the Principal Shareholders Agreement in respect of any Warrant Shares received upon exercise of this Warrant;

(d)	the Holder is not a “US Person” as that term is defined in Rule 902 of Regulation S under the Securities Act and is not acquiring this Warrant and will not, upon exercise of the Warrant, be acquiring the Warrant Shares for the account or benefit of a US Person;

(e)	the Warrant and the Warrant Shares are being acquired by the Holder for investment purposes only, for the account of the Holder and not with the view to any resale or distribution thereof within the United States or to US Persons;

(f)	the issuance of the Warrant was and the sale, upon exercise of the Warrant, of the Warrant Shares will be made outside the United States and the Holder will resell the Warrant Shares only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration and the Holder will not engage in a hedging transaction with respect to the Warrant Shares unless in compliance with the Securities Act;

(g)	neither the Holder, nor any affiliate of the Holder, nor any person acting on behalf of the Holder or any affiliate of the Holder has engaged and will engage in any “directed selling efforts” (as defined under Regulation S of the Securities Act) in the United States in connection with the offer and sale of the Warrant or the Warrant Shares;

(h)	the Holder, together with any investment advisor of the Holder, has such knowledge and experience in financial and business matters that the Holder is capable of evaluating the merits and risks of investments in the Company and making an informed investment decision with respect thereto;

(i)	the Holder is not acquiring the Warrant as a result of any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to the Holder in connection with investments in securities generally;

(j)	if not already a party to the Unanimous Shareholders Agreement, upon exercise of this Warrant, the Holder covenants and agrees to become a party to such agreement.

12.	General

(a)	The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder under this Warrant.

(b)	Neither this Warrant nor any term hereof may be amended, waived, discharged or terminated other than by an instrument in writing signed by the Company and by the Holder hereof.

(c)	Any notice, request or other document required or permitted to be given or delivered to the Holder hereof or the Company shall be delivered or shall be sent by certified mail, confirmed facsimile or personal delivery, to the Holder at the Holder’s address as shown on the books of the Company or to the Company at the address indicated therefor in Section 1 of this Warrant or such other address as the Company shall have notified the Holder.

(d)	The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

(e)	This Warrant shall terminate and the provisions hereof shall be of no further force and effect at the expiry of the Exercise Period.

(f)	Time shall be of the essence of this Warrant.

(g)	The Company and the Holder shall from time to time take or cause to be taken such action and execute and deliver or cause to be executed and delivered such documents and such further assurances as may be necessary or advisable to give effect to the provisions hereof.

(h)	This Warrant and the rights hereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

[Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer on the                      day of                     , 20    .

TARGANTA THERAPEUTICS CORPORATION

By:
Mark Leuchtenberger
President and Chief Executive Officer

SCHEDULE A

SUBSCRIPTION FORM

TO:	Targanta Therapeutics Corporation

________________________

________________________

________________________

________________________

The undersigned holder of the attached warrant (the “Warrant”) to purchase shares of Common Stock of Targanta Therapeutics Corporation (the “Company”) hereby irrevocably elects to subscribe for shares of Common Stock of the Company issuable pursuant to the Warrant on the terms specified in the Warrant and tenders herewith payment of the purchase price of such shares in full.

The undersigned acknowledges that within five business days of receipt of the Warrant together with this subscription form, provided same has been duly completed and executed, the Company will deliver or cause to be delivered to the undersigned, as specified below, a certificate representing the shares of Common Stock of the Company subscribed for hereunder.

The undersigned covenants and agrees to comply with the covenants of the undersigned set out in the Warrant.

DATED this                      day of                     , 200

Name of Warrantholder

By:
Authorized Signatory

Address in Full

SCHEDULE B

REDEMPTION NOTICE

TO:	Targanta Therapeutics Corporation

________________________

________________________

________________________

________________________

The undersigned holder of the attached warrant (the “Warrant”) to purchase shares of Common Stock of Targanta Therapeutics Corporation (the “Company”), hereby irrevocably elects, in accordance with and subject to the provisions of Section 5(a)(ii) of such Warrant, to redeem, and to cause the Company to redeem, such Warrant with respect to that portion of such Warrant representing                      underlying shares of Common Stock of the Company. The undersigned requests that the certificates for the shares of Common Stock issuable upon redemption be issued in the name of, and delivered to                                     , whose address is                                                          .

DATED this                      day of                     , 200

Name of Warrantholder

By:
Authorized Signatory

Address in Full